Exhibit 10.5

EIGHTH AMENDMENT
Dated as of April 6, 2018
to
AMENDED AND RESTATED INDENTURE
AND SERVICING AGREEMENT
Dated as of October 1, 2010
by and among
SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC,
as Issuer
and
WYNDHAM CONSUMER FINANCE, INC.,
as Servicer
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee
and
U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

EIGHTH AMENDMENT
to
AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT
THIS EIGHTH AMENDMENT dated as of April 6, 2018 (this “Amendment”) amends that AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT dated as of October 1, 2010, as amended by that First Amendment dated as of June 28, 2011, that Second Amendment dated as of May 17, 2012, that Third Amendment dated as of August 30, 2012, that Fourth Amendment dated as of August 29, 2013, that Fifth Amendment dated as of August 28, 2014, that Sixth Amendment dated as of August 27, 2015, and that Seventh Amendment dated as of August 23, 2016 (the Amended and Restated Indenture and Servicing Agreement together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment thereto, the “Original Indenture”) and both this Amendment and the Original Indenture are by and among SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC, a limited liability company organized under the laws of the State of Delaware, as issuer, WYNDHAM CONSUMER FINANCE, INC., a Delaware corporation, as servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent.
RECITALS
WHEREAS, the Issuer, the Servicer, the Trustee and the Collateral Agent desire to amend the Original Indenture as provided herein.
WHEREAS, in accordance with (x) Section 15.1(b) of the Original Indenture, upon the Amendment Effective Date (as defined herein) the Required Facility Investors have consented to such amendment of the Original Indenture, (y) Section 15.1(g) of the Original Indenture, each Funding Agent and each Non-Conduit Committed Purchaser has consented to such amendment of the Original Indenture and (z) Section 15.16 of the Original Indenture, the Deal Agent has consented to such amendment of the Original Indenture.
WHEREAS, capitalized terms used in this Amendment and not otherwise defined herein or amended hereby shall have the meanings assigned to such terms in the Original Indenture.
NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders.
SECTION 1.Amendment to Definitions. The definition of each of the following terms contained in Section 1.1 of the Original Indenture is hereby amended and restated to read in its entirety as follows:

“Advance Rate” shall mean,

(i)    prior to but excluding the October 2010 Payment Date, 51%;

(ii)    as of the October 2010 Payment Date to but excluding June 28, 2011, 51.5%

(iii)    as of June 28, 2011 to but excluding the August 2012 Amendment Effective Date, 52%;

(iv)    as of August 30, 2012 to but excluding the August 2013 Amendment Effective Date, 58%;
(v)    as of the August 2013 Amendment Effective Date to but excluding the August 2016 Amendment Effective Date, 58.5%;
(vi)    as of the August 2016 Amendment Effective Date to but excluding the August 2018 Amendment Effective Date, 59.5%; provided, however, that if as of any Payment Date the Three Month Rolling Average Loss to Liquidation Ratio exceeds 16.5%, then on such Payment Date and thereafter the Advance Rate will equal 55%; provided further that on any subsequent Payment Date that is the third consecutive Payment Date for which the Three Month Rolling Average Loss to Liquidation Ratio is less than 16.0%, the Advance Rate will return to 59.5%; and
(vii)    as of the April 2018 Amendment Effective Date and thereafter, 59.5%; provided, however, that if as of any Payment Date the Three Month Rolling Average Loss to Liquidation Ratio exceeds 20.0%, then on such Payment Date and thereafter the Advance Rate will equal 55%; provided further that on any subsequent Payment Date that is the third consecutive Payment Date for which the Three Month Rolling Average Loss to Liquidation Ratio is less than 20.0%, the Advance Rate will return to 59.5%.
“Default Percentage” shall mean for any Payment Date, the percentage equivalent of a fraction (i) the numerator of which is the sum of (x) the aggregate outstanding Loan Balance on such date of all Pledged Loans that became Defaulted Loans during the related Due Period plus (y) the the positive difference if any of (1) the sum for all Pledged Loans that were repurchased or substituted by the Servicer, the Depositor or a Seller during the related Due Period that were Delinquent Loans at the time of such repurchase of the Loan Balances of such Pledged Loans on the date of such repurchase or substitution minus (2) the sum of the Proportional Delinquent Loan Balances with respect to all Release Dates that occurred during the related Due Period and (ii) the denominator of which is the Aggregate Loan Balance on such Payment Date (without giving effect to any transfers of Additional Pledged Loans to the Collateral Agent following the last day of the related Due Period).
“Maturity Date” shall mean the April 2035 Payment Date.

“Revolving Credit Agreement” shall mean the Credit Agreement dated as of May 22, 2013 among Wyndham Worldwide, as borrower, the lenders party to the agreement from time to time, JPMorgan Chase Bank, N.A., as syndication agent, The Bank of Nova Scotia, Deutsche Bank Securities Inc., The Royal Bank of Scotland PLC, Credit Suisse AG, Cayman Islands Branch, Compass Bank, U.S. Bank National Association and SunTrust Bank as co-documentation agents, and Bank of America, N.A., as administrative agent, as amended, restated, replaced or refinanced from time to time.

SECTION 2.    Addition of Definitions. Section 1.1 of the Original Indenture is hereby amended by adding the following definition thereto in the appropriate alphabetical order:
“April 2018 Amendment Effective Date” shall mean April 6, 2018.
“Eligible Loan Release Percentage” shall mean, with respect to any release of Eligible Loans from the lien of this Indenture, the percentage equivalent of a fraction (i) the numerator of which is the aggregate Loan Balance on the applicable Release Date of all such Eligible Loans being released from the lien of this Indenture and (ii) the denominator of which is the aggregate outstanding Loan Balance on such Release Date of all Eligible Loans subject to the lien of this Indenture immediately prior to giving effect to such release.

“Proportional Delinquent Loan Balance” shall mean, with respect to any release of Eligible Loans from the lien of this Indenture, the product of (i) the Eligible Loan Release Percentage in respect of such release multiplied by (ii) the aggregate outstanding Loan Balance of all Delinquent Loans as of the Release Date in respect of such release (without giving effect to the release of any Pledged Loans on such Release Date).

SECTION 3.    Amendment to Section 2.12(a). The second sentence of Section 2.12(a) of the Original Indenture is hereby amended and restated to read in its entirety as follows:
The maximum principal amount of the Series 2008-A Notes on and after the April 2018 Amendment Effective Date is and shall be $800,000,000, subject to any changes in the Facility Limit made in accordance herewith and with the Note Purchase Agreement.

SECTION 4.    Amendment to Section 10.1(t). Section 10.1(t) of the Original Indenture is hereby amended and restated to read in its entirety as follows:
(t)    the Three Month Rolling Average Loss to Liquidation Ratio as calculated for any Payment Date exceeds 25.0%;

SECTION 5.    Amendment to Section 15.3. Section 15.3 of the Original Indenture is hereby amended and restated to read in its entirety as follows:

Section 15.3    Governing Law; Waiver of Jury Trial; Submission to Jurisdiction

(a)    THIS INDENTURE IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING BUT NOT LIMITED TO §5-1401 AND §5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. EACH OF THE PARTIES HERETO AND THEIR ASSIGNEES AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK.

(b)    TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO AND THEIR ASSIGNEES WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THE PARTIES HERETO IN CONNECTION WITH THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 6.    No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Original Indenture are and shall remain in full force and effect.
SECTION 7.    FATCA. For purposes of determining withholding taxes imposed under the Foreign Account Tax Compliance Act, as contained in Sections 1471 through 1474 of the Code, from and after the effective date of this Amendment, the Issuer shall treat, and hereby authorizes the Trustee to treat, the Notes as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation section 1.1471-2(b)(2)(i).
SECTION 8.    Governing Law. This Amendment is governed by and shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
SECTION 9.    Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
SECTION 10.    Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
SECTION 11.     Effectiveness. This Amendment shall be effective upon the date (the “Amendment Effective Date”) that is the later of (i) the date hereof and (ii) the first date on which each of the following conditions precedent shall have been satisfied:
(a)    This Amendment shall have been executed and delivered by each of the parties hereto;

(b)    The Trustee shall have received the written consent of the Required Facility Investors, each Funding Agent, each Non-Conduit Committed Purchaser and the Deal Agent to this Amendment;
(c)    The Trustee shall have received any Opinions of Counsel required by the Trustee to be delivered to the Trustee; and
(d)    The Eighth Amendment to the Note Purchase Agreement dated as of April 6, 2018 shall have been executed and delivered by each party thereto.

[signature page follows]

IN WITNESS WHEREOF, Issuer, the Servicer, the Trustee and the Collateral Agent have caused this Indenture to be duly executed by their respective officers as of the day and year first above written.
SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC,
as Issuer

By: _/s/ Joseph M. Hollingshead_____________
Name: Joseph M. Hollingshead
Title: President

WYNDHAM CONSUMER FINANCE, INC.,
as Servicer

By: _/s/ Joseph M. Hollingshead_____________
Name: Joseph M. Hollingshead
Title: President

[Eighth Amendment – 2008-A Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By: _/s/ Jennifer C. Westberg_______________
Name: Jennifer C. Westberg
Title: Vice President

[Eighth Amendment - 2008-A Indenture]

U.S. BANK NATIONAL ASSOCIATION, as
as Collateral Agent

By: _/s/ Tamara Schultz-Fugh________________
Name: Tamara Schultz-Fugh
Title: Vice President

[Eighth Amendment - 2008-A Indenture]